                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 30, 2001 relating to the financial statements of Cass Communications (a division of Cass Communications, Inc.) as of December 31, 2000 and 1999, included in Alloy, Inc.'s Form 8-K/A dated December 11, 2001 and all subsequent amendments.





                                    /s/    Hutton, Nelson & McDonald LLP



Oak Brook, Illinois
January 28, 2002